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                                                Filed pursuant to Rule 497(e).
                                                File Nos. 33-36528 and 811-6161.


                        PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated October 29, 2003
       to the Prospectus for Institutional and Administrative Class Shares
                             of the PIMCO RCM Funds
                             Dated November 1, 2002

               Disclosure Relating to the PIMCO RCM Small-Cap Fund


     Liquidation of the Fund
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     Effective on or about December 19, 2003 (the "Liquidation Date"), the PIMCO
RCM Small-Cap Fund (the "RCM Small-Cap Fund" or "Fund") will be dissolved and its shares will no longer be offered to the public. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the automatic or elected redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.

     Restrictions on New Purchases and Exchanges for Shares of the Fund
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     Institutional Class shares of the RCM Small-Cap Fund are currently not available for purchase by current or new investors in the Fund. Shareholders of other series of the Trust and of PIMCO Funds: Pacific Investment Management Series are no longer permitted to exchange any of their shares for shares of the RCM Small-Cap Fund as described in the Prospectus under "Purchases, Redemptions and Exchanges -- Exchange Privilege."